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                                                                   EXHIBIT 12(b)

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:


       That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April 2000.


                              /s/George C. Kokulis
                              Director, President and Chief Executive Officer The Travelers Life and Annuity Company


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           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:


       That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.


                            /s/Katherine M. Sullivan
                            Director
                            The Travelers Life and Annuity Company


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           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                                POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS:


       That I, GLENN D. LAMMEY of Simsbury, Connecticut, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.


                                        /s/Glenn D. Lammey
                                        Chief Financial Officer,
                                        Chief Accounting Officer and Controller
                                        The Travelers Life and Annuity Company